                                                                 Exhibit 10(f)

                               PURCHASE AGREEMENT


         PURCHASE AGREEMENT ("Agreement") dated as of April 26, 2004, by and among each of the entities listed on the attached Schedule A (each a "Seller," and together the "Sellers"), and TXU Corp., a Texas corporation ("Purchaser").

                                  INTRODUCTION

         Each Seller is a Class B Preferred Member of TXU Energy Company LLC, a Delaware limited liability company (the "Company"), and is a party to the Second Amended and Restated Limited Liability Company Agreement of the Company, dated as of July 1, 2003 (the "LLC Agreement"). Capitalized terms not otherwise defined herein shall have the respective meanings set forth in the LLC Agreement.

         Each Seller proposes to (i) sell, assign, and transfer its Class B Preferred Membership Interests to the Purchaser in accordance with the terms and subject to the conditions set forth in this Agreement and (ii) withdraw from the Company as a Class B Preferred Member.

         The Purchaser proposes to (i) purchase, acquire, and accept each Seller's Class B Preferred Membership Interests in accordance with the terms and subject to the conditions set forth in this Agreement and (ii) be admitted to the Company as the substituted Class B Preferred Member.

         NOW, THEREFORE, in consideration of the premises and agreements contained herein, the parties hereto agree as follows:

                                   ARTICLE I.

                   SALE AND PURCHASE; termination of agreement

         SECTION 1.1.      Sale and Purchase of Interests.

             (a) Subject to the terms and conditions set forth herein, each Seller hereby agrees to sell, assign, transfer, convey and deliver to Purchaser, and Purchaser hereby agrees to purchase, acquire, and accept, each Seller's Class B Preferred Membership Interests for an aggregate purchase price of $614,323,158.74 plus accrued and unpaid dividends thereon from and including April 1, 2004 through but excluding the Closing Date (as defined below); provided that, if the Closing (as defined below) occurs after 12 P.M., Eastern Daylight Time, on the Closing Date, the payment in respect of accrued and unpaid dividends shall be through and including the Closing Date (the "Purchase Price").

             (b) Subject to the terms and conditions of this Agreement, the sale and purchase of the Class B Preferred Membership Interests contemplated by this Agreement shall take place at a closing (the "Closing") to be held at or directed from the offices of Thelen Reid & Priest LLP, at 10:00 A.M., Eastern Daylight Time on April 26, 2004 or at such other place and or at such other time or such other date as the Purchaser and Sellers shall mutually agree upon in writing (the date on which the Closing takes place being the "Closing Date").

             (c) At the Closing, the Sellers shall deliver, or cause to be delivered, to the Purchaser, the Class B Preferred Membership Interest Certificates evidencing the Sellers' Class B Preferred Membership Interests.

             (d) At the Closing, the Purchaser shall deliver, or cause to be delivered, (i) to the Sellers, the Purchase Price by wire transfer in immediately available funds to an account designated in writing by the Sellers to the Purchaser not later than one business day prior to the Closing Date,
(ii) to the Secretary of the Company, a duly executed Class B Joinder substantially in the form attached to the LLC Agreement and (iii) to the Sellers, reasonably satisfactory evidence of compliance with Sections 1.5 and
1.6 hereof.

         SECTION 1.2. Assignment of Other Rights. Effective upon the Closing, each Seller hereby assigns, transfers, conveys and delivers to Purchaser, and Purchaser hereby accepts such assignment, transfer, conveyance and delivery of, any and all rights that the Seller may have under and in accordance with the Assignment, Assumption and Waiver Agreement dated as of December 19, 2002 among UXT Holdings LLC ("UXTH"), UXT Intermediary LLC ("UXTI"), Sellers, Purchaser, the Company and Berkshire Hathaway Inc., as amended (the "Assignment and Assumption Agreement), the Purchase Agreement dated as of November 18, 2002 among UXTH, UXTI, Purchaser and the Company (the "Purchase Agreement"), the Exchange Agreement and the Registration Rights Agreement dated as of November 22, 2002 among UXTH, UXTI and Purchaser, as amended (the "Registration Rights Agreement").

         SECTION 1.3. Assumption. Effective upon the Closing, Purchaser hereby assumes any and all obligations of each Seller in respect of its Class B Preferred Membership Interests under the LLC Agreement, Class B Preferred Membership Interest Certificate and the Delaware Act.

         SECTION 1.4. Release of Sellers. Effective upon the Closing and the delivery by Purchaser of the Class B Joinder to the Secretary of the Company, pursuant to the terms of the LLC Agreement, each Seller shall no longer be a member of the Company in accordance with Section 18-702(b)(3) of the Delaware Act and shall have no further duty, liability, or obligation under the LLC Agreement and the Class B Preferred Membership Interest Certificate.

         SECTION 1.5. Withdrawal and Admission. Effective at the Closing, assuming the delivery by Purchaser of the Class B Joinder to the Secretary of the Company, pursuant to the terms of the LLC Agreement, the Company shall (i) cause the Secretary of the Company to adjust the Class B Preferred Members Schedule, and (ii) cause the Sellers' Class B Preferred Membership Interest Certificates to be cancelled and shall issue new Class B Preferred Membership Interest Certificates to Purchaser, in each case, to reflect the transaction contemplated by this Agreement and Purchaser shall be admitted to the Company as a substituted Class B Preferred Member in respect of the Class B Preferred Membership Interests of each Seller acquired hereunder and, immediately thereafter, each Seller shall be withdrawn from the Company as a Class B Preferred Member.

         SECTION 1.6. Effect of Withdrawal and Substitution. Effective at the Closing, assuming the delivery by Purchaser of the Class B Joinder to the Secretary of the Company, pursuant to the terms of the LLC Agreement, the Company shall cause the Capital Account of each Seller to be transferred to Purchaser. After the Closing, the portion of the Net Income or Net Losses of the Company and the portions of all other items of income, gain, loss, deduction, or credit allocable to the Class B Preferred Membership Interests of each Seller on or after such date shall be credited or charged, as the case may be, to Purchaser and not to Seller, as provided in Section 8.05(b) of the LLC Agreement. Purchaser shall be entitled to all distributions or payments in respect of its Class B Preferred Membership Interests (not including the payment to Sellers under Section 1.1 hereof) made after the Closing.

         SECTION 1.7. Acknowledgement of Sellers. The Sellers hereby expressly acknowledge and agree that the Sellers shall have no further rights under the LLC Agreement, the Class B Preferred Membership Interest Certificates, the Assignment and Assumption Agreement, the Purchase Agreement, the Exchange Agreement and the Registration Rights Agreement; provided, however, that the rights of the Sellers and their respective Indemnitees pursuant to Article VI of the Class B Preferred Membership Interest Certificates shall survive the Closing indefinitely.

         SECTION 1.8. Termination of Agreement. This Agreement may be terminated by either Purchaser or the Sellers at any time after 5 P.M., Eastern Daylight Time, on Monday, April 26, 2004 if the Closing has not occurred prior to such time. Termination of this Agreement pursuant to this Section 1.8 shall be effective upon delivery of a written notice thereof to the non-terminating party. If terminated pursuant to this Section 1.8, this Agreement shall become wholly void and of no further force and effect without liability to Purchaser or the Sellers or any of their respective Subsidiaries or Affiliates or any officers, directors, employees, agents, advisors or other representatives of any thereof; except that the rights and obligations of the parties under this
Section 1.8 and Article VI shall remain in full force and effect; provided, however, that nothing contained in this Section 1.8 shall be deemed to release any party from any liability for any willful breach of its obligations under this Agreement in any material respect.

                                   ARTICLE II.

                    REPRESENTATIONS AND WARRANTIES OF SELLER

         Each Seller represents and warrants to Purchaser as follows:

         SECTION 2.1. Authority; Validity. Seller has all requisite power and authority to execute, deliver, and perform this Agreement. The execution and delivery of this Agreement by Seller, the performance by it of its obligations hereunder, and the consummation of the transactions contemplated hereby have been duly authorized by all requisite action on the part of Seller. This Agreement has been duly executed and delivered by Seller, and (assuming due authorization, execution, and delivery by Purchaser), this Agreement constitutes a legal, valid, and binding obligation of Seller, enforceable against Seller, in accordance with its terms.

         SECTION 2.2. Ownership Interest. Seller is the sole owner of the Class B Preferred Membership Interests listed on Schedule A, free and clear of all Claims. For purposes of this Agreement, "Claims" shall mean any security interest, pledge, hypothecation, mortgage, lien (including, without limitation, environmental and tax liens), violation, charge, lease, license, encumbrance, servient easement, adverse claim, reversion, reverter, preferential arrangement, restrictive covenant, condition or restriction of any kind, including without limitation, any restriction on the use, voting, transfer, receipt of income or other exercise of any attributes of ownership.

         SECTION 2.3. Transfer of Interest. Upon consummation of the transactions contemplated by this Agreement, Seller will transfer good and marketable title to its Class B Preferred Membership Interests to Purchaser, free and clear of all Claims (other than Claims created by or through Purchaser or its Affiliates).

         SECTION 2.4. No Conflicts; Consents. The execution, delivery, and performance of this Agreement by the Seller and the consummation of the transactions contemplated hereby do not and will not (i) violate, conflict with, or result in a breach of any provision of the organizational documents of the Seller, (ii) conflict with or result in a default (or give rise to any right of termination, cancellation, or acceleration) under any of the terms, conditions, or provisions of any note, bond, lease, mortgage, indenture, permit, agreement, or other instrument or obligation to which the Seller is a party, or by which the Seller or any of its properties or assets may be bound or affected, (iii) conflict with or violate any statute, ordinance, law, rule, regulation, or governmental order applicable to the Seller or its properties or assets, or (iv) result in the creation or imposition of any Claim upon any property or assets used or held by the Seller. No waiver, consent, or approval by, any notification or filing with, or any other action by, any Person is required in connection with the execution, delivery, and performance by the Seller of this Agreement or the consummation of the transactions contemplated hereby.

                                    ARTICLE III.

                   REPRESENTATIONs AND WARRANTIES OF PURCHASER

         The Purchaser represents and warrants to Sellers as follows:

         SECTION 3.1. Existence and Power. Purchaser is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to execute, deliver, and perform this Agreement, to carry out its obligations hereunder, and to consummate the transactions contemplated hereby.

         SECTION 3.2. Authority; Validity. The execution and delivery of this Agreement by Purchaser, the performance by it of its obligations hereunder, and the consummation of the transactions contemplated hereby have been duly authorized by all requisite action on the part of Purchaser. This Agreement has been duly executed and delivered by Purchaser, and (assuming due authorization, execution, and delivery by the Sellers) this Agreement constitutes a legal, valid, and binding obligation of Purchaser enforceable against Purchaser in accordance with its terms.

         SECTION 3.3. No Conflicts; Consents. The execution, delivery, and performance of this Agreement by Purchaser and the acknowledgement by the Company and the consummation of the transactions contemplated hereby and thereby do not and will not (i) violate, conflict with, or result in a breach of any provision of the articles or certificate of incorporation or other organizational documents or by-laws of Purchaser or the Company, (ii) conflict with or result in a default (or give rise to any right of termination, cancellation, or acceleration) under any of the terms, conditions, or provisions of any note, bond, lease, mortgage, indenture, permit, agreement, or other instrument or obligation to which Purchaser or the Company is a party (including, in each case, by way of cross-default from any such obligation of a material subsidiary), or by which Purchaser or the Company or any of their properties or assets may be bound or affected, (iii) conflict with or violate any statute, ordinance, law, rule, regulation, or governmental order applicable to Purchaser or the Company or their properties or assets, or (iv) result in the creation or imposition of any Claim upon any property or assets used or held by Purchaser or the Company. No waiver, consent, or approval by, any notification or filing with, or any other action by, any Person (other than as contemplated by this Agreement) is required in connection with the execution, delivery, and performance by Purchaser of this Agreement or the consummation of the transactions contemplated hereby.

                                   ARTICLE IV.

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants to Sellers and Purchaser as follows:

         SECTION 4.1. Existence and Power. The Company is a limited liability company duly formed, validly existing, and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate or similar power and authority to execute, deliver, and perform this Agreement, to carry out its obligations hereunder, and to consummate the transactions contemplated hereby.

         SECTION 4.2. Authority. The execution and delivery of this Agreement by the Company, the performance by it of its obligations hereunder, and the consummation of the transactions contemplated hereby have been duly authorized by all requisite action on the part of Company.

         SECTION 4.3. Validity of Transfers. The Transfers and related transactions contemplated by this Agreement do not violate or conflict with the LLC Agreement, including without limitation Section 11.06(b) thereof.

                                   ARTICLE V.

                              ADDITIONAL AGREEMENT

         SECTION 5.1. Transfer as Purchase and Sale. Purchaser, the Company and Sellers hereby agree to treat the Transfer of each Seller's Class B Preferred Membership Interests to Purchaser as contemplated in this Agreement as a purchase and sale under Sections 741 and 1001 of the Code and not as a retirement under Section 736 of the Code.

                                   ARTICLE VI.

                                  MISCELLANEOUS

         SECTION 6.1. Further Assurances. Each of the parties hereto and the Company shall execute such other documents and instruments of transfer or assignment and do such other acts or things as may be reasonably required or desirable to carry out the intent of the parties and the Company hereunder and the provisions of this Agreement and the transactions contemplated hereby.

         SECTION 6.2. Notices, etc. All notices and other communications provided for hereunder shall be in writing and shall be delivered in person or by courier service, with written receipt of acceptance returned to sender, or via certified or registered mail, return receipt requested (postage and charges prepaid), or by telecopier to each of the parties at the address or telecopier number set forth in Section 13.01 of the LLC Agreement (with respect to Purchaser and the Company) and on the Class B Preferred Members Schedule (with respect to the Sellers) or telecopier number as shall be designated by a party in a written notice to the other parties. All such notices and communications shall, when mailed or telecopied, be effective when received at the relevant address. Telecopied communications must be followed by a hard copy sent by registered or certified mail, postage and charges prepaid.

         SECTION 6.3. Amendments; Waivers. This Agreement may be amended or modified, and any of the terms or conditions hereof may be waived, only by a written instrument executed by the parties hereto, including the Company with respect to Sections 1.4, 1.5, 1.6, 1.7, 5.1 and Article VI and any other provision of this Agreement that directly relates to the Company, or in the case of a waiver, by the party waiving compliance. Any waiver by any party of any condition, or of the breach of any provision or term contained in this Agreement, in any one or more instances, shall not be deemed to be nor construed as a furthering or continuing waiver of any such condition, or of the breach of any other provision or term of this Agreement.

         SECTION 6.4. Costs and Expenses. Each party hereto, including the Company, agrees to pay its own costs and expenses with respect to the transactions contemplated by this Agreement.

         SECTION 6.5. No Third-Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto, the Company and their successors and assigns and, with respect to Section 1.7 hereof, the Sellers' respective Indemnitees, and nothing herein, express or implied, shall give or be construed to give any Person other than the parties hereto, the Company, such successors and assigns and such Indemnitees any legal or equitable rights hereunder.

         SECTION 6.6. Governing Law/Consent to Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. Each of the parties hereto hereby (i) submits to the exclusive jurisdiction of any state or federal court sitting in the Borough of Manhattan of the City of New York for the purpose of any action arising out of or relating to this Agreement brought by any party hereto, and (ii) irrevocably waives, and agrees not to assert by way of motion, defense or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-names courts, that its property is exempt or immune from attachment or execution, that the action is brought in an inconvenient forum, that the venue of the action is improper, or that this Agreement or the transactions contemplated by this Agreement may not be enforced in or by any of the above-named courts.

         SECTION 6.7. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO, INCLUDING THE COMPANY, HEREBY WAIVES TO THE EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

         SECTION 6.8. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original and, when taken together, shall constitute one agreement.

         SECTION 6.9. Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

                      [Signatures follow on separate pages]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                              SELLERS:


                              BENJAMIN MOORE PENSION


                              By: /s/ Mark D. Millard
                                  --------------------------------------------
                                     Name: Mark D. Millard
                                     Title: Authorized Signatory



                              THE BUFFALO NEWS OFFICE PENSION PLAN



                              By: /s/ Mark D. Millard
                                  --------------------------------------------
                                     Name: Mark D. Millard
                                     Title: Authorized Signatory



                              THE BUFFALO NEWS EDITORIAL PENSION PLAN



                              By: /s/ Mark D. Millard
                                  --------------------------------------------
                                     Name: Mark D. Millard
                                     Title: Authorized Signatory



                              CORNHUSKER CASUALTY COMPANY



                              By: /s/ Mark D. Millard
                                  --------------------------------------------
                                     Name: Mark D. Millard
                                     Title: Authorized Signatory

                              FLIGHTSAFETY INTERNATIONAL INC.
                              RETIREMENT INCOME PLAN



                              By: /s/ Mark D. Millard
                                  --------------------------------------------
                                     Name: Mark D. Millard
                                     Title: Authorized Signatory



                              FRUIT OF THE LOOM PENSION TRUST



                              By: /s/ Mark D. Millard
                                  --------------------------------------------
                                     Name: Mark D. Millard
                                     Title: Authorized Signatory



                              GEICO CORPORATION PENSION PLAN TRUST



                              By: /s/ Mark D. Millard
                                  --------------------------------------------
                                     Name: Mark D. Millard
                                     Title: Authorized Signatory



                              GOVERNMENT EMPLOYEES INSURANCE COMPANY



                              By: /s/ Mark D. Millard
                                  --------------------------------------------
                                     Name: Mark D. Millard
                                     Title: Authorized Signatory

                              JOHNS MANVILLE CORPORATION MASTER PENSION TRUST



                              By: /s/ Mark D. Millard
                                  --------------------------------------------
                                   Name: Mark D. Millard
                                   Title: Authorized Signatory



                              JUSTIN BRANDS, INC. UNION PENSION PLAN
                              AND JUSTIN BRANDS, INC. PENSION PLAN & TRUST



                              By: /s/ Mark D. Millard
                                 --------------------------------------------
                                   Name: Mark D. Millard
                                   Title: Authorized Signatory



                             ACME BRICK COMPANY PENSION TRUST



                             By: /s/ Mark D. Millard
                                ----------------------------------------------
                                   Name: Mark D. Millard
                                   Title: Authorized Signatory



                             SCOTT FETZER COMPANY COLLECTIVE INVESTMENT TRUST



                             By: /s/ Mark D. Millard
                                 ---------------------------------------------
                                 Name: Mark D. Millard
                                 Title: Authorized Signatory

                             PURCHASER:

                             TXU CORP.



                             By:  /s/ Kirk R. Oliver
                                  --------------------------------------------
                                  Name: Kirk R. Oliver
                                  Title: Treasurer & Assistant Secretary

         By signing below, the undersigned hereby acknowledges, and subject to the receipt from Purchaser of the Class B Joinder and, pursuant to the terms of the LLC Agreement, agrees to Sections 1.4, 1.5, 1.6, 1.7, 5.1 and Article VI of this Agreement.



                             TXU ENERGY COMPANY LLC



                             By:  /s/ Kirk R. Oliver
                                 ------------------------------------------
                                 Name: Kirk R. Oliver
                                Title: Treasurer & Assistant Secretary





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

                                                                                                      Schedule A
                                                                                                      ----------



                                                                          Class B Preferred Membership Interests
                       Seller                         Certificate #               (by liquidation amount)
-------------------------------------------          --------------       ---------------------------------------
Benjamin Moore Pension                                       3                         $15,900,000

The Buffalo News Office Pension Plan                         4                          $4,200,000

The Buffalo News Editorial Pension Plan                      5                          $6,400,000

Cornhusker Casualty Company                                  6                         $25,000,000

FlightSafety International Inc. Retirement                   7                          $7,400,000
   Income Plan

Fruit of the Loom Pension Trust                              8                         $13,500,000

GEICO Corporation Pension Plan Trust                         9                         $57,000,000

Government Employees Insurance                              10                         $29,000,000
   Company

Johns Manville Corporation Master                           11                         $70,000,000
   Pension Trust

Justin Brands, Inc. Union Pension Plan                      12                          $4,300,000
   and Justin Brands, Inc. Pension Plan
   and Trust

Acme Brick Company Pension Trust                            13                         $10,300,000

Scott Fetzer Company Collective                             14                          $7,000,000
   Investment Trust


                                      A-1